A Word from Charles Schwab


Dear Schwab Select Annuity(R)Investor:

I am pleased to provide you with the annual reports for the portfolios available through the Schwab Select Annuity. Inside you'll find individual annual reports prepared by the investment companies that manage them.*

The year 2001 will go down as one of the most difficult and unforgettable years in our country's history. The tragic events of September 11 will weigh on our minds for years to come, and our weakened economy raises concern about individual financial well-being. Amid the nation's uncertainty, we must continue to reach out and offer support to those who are distressed and take steps to rebuild and create the best possible future for ourselves and generations to come.

The events of 2001 should not be a reason to let go of your financial dreams. America is strong and has a magnificent future. Our financial system and our democracy are both up to the task and the message for investors remains consistent: the basic rules of investing still apply. Just as in the past, a long-term strategy and a diversified portfolio are still the most important factors in achieving your financial future.

As you continue to invest to achieve your financial goals, we hope you'll find the enclosed reports useful. If you have any questions, please don't hesitate to call one of our licensed representatives at 1-800-838-0650 (New York residents, call 1-800-838-0649) Monday through Friday 6:00 a.m. to 4:30 p.m., or visit our website at Schwab.com/annuity.



Thank you for your continued trust.



Sincerely,

/s/ Chalres Schwab

Charles Schwab



The Schwab Select Annuity (From J434) a flexible premium deferred variable annuity distributed by Charles Schwab & Co, Inc. is issued by Great-West Life & Annuity Insurance Company. In New York State, the Schwab Select Annuity (Form #J434NY) is issued by First Great-West Life & Annuity Insurance Company, 125 Wolf Road, Albany, NY 12205.

(C)2002 Charles Schwab & Co. Inc.  (2002-07487)


* When you invest in Schwab Select Annuiry, you do not invest directly in the annuity porfolios. You invest in sub-accounts of a separate account of Great-West Life & Annuity Company (First Great-West Life & Annuity Insurance Company in New York State)that in turn invest in the annuiyy portfolios you've selected. Your account is then credited with variable acculmulation units in that sub-account. The fees and charges associated witht he sub-accounts and the terms and conditions of your investment are detailed in the prospectus for the Schwab Select Annuity. Please read the prospectus carefully before investing.












                FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                        Variable Annuity-1 Series Account
                            Annual Report Form N-30D
                         File Nos. 333-25289, 811-08183



The information required to be contained in this report for the period ending December 31, 2001 includes the attached letter to contract holders and the following previously filed annual reports for the underlying funds of the above-referenced Registrant which incorporated herein by reference:



Alger American Fund
File No. 811-05550
Form N-30D
Filed via EDGAR and accepted on February 27, 2002
Accession No. 0000930413-02-000517


American Century Variable Portfolios, Inc.
File No. 811-05188
Form N-30D
Filed via EDGAR and accepted on March 1, 2002
Accession No. 0000814680-02-000008


Baron Capital Asset Fund: Insurance Shares
File No. 811-08505
Form N-30D
Filed via EDGAR and accepted on February 2, 2002
Accession No. 0001050084-02-000005


Berger IPT-Small Company Growth Fund
File No. 811-07367
Form N-30D
Filed via EDGAR and accepted on February 14, 2002
Accession No. 0000950134-02-001322


Deutsche Asset Management Variable Insurance Trust: Small Cap Index Fund File No. 811-07507
Form N-30D
Filed via EDGAR and accepted on February 27, 2002
Accession No. 0000935069-02-000142


Deutsche Asset Management Variable Insurance Trust: EAFE Equity Index Fund File No. 811-07507
Form N-30D
Filed via EDGAR and accepted on February 27, 2002
Accession No. 0000935069-02-000143


Dreyfus Variable Investment Fund
File No. 811-05125
Form N-30D
Filed via EDGAR and accepted on March 7, 2002
Accession No. 0000813383-02-000004

Federated Insurance Series: Fund for U.S. Government Securities II, American Leaders Fund II, and Utility Fund II.
File No. 811-08042
Form N-30D
Filed via EDGAR and accepted on February 25, 2002
Accession No. 0001056288-02-000117


INVESCO Variable Investment Funds, Inc.
File No. 811-08038
Form N-30D
Filed via EDGAR and accepted on February 27, 2002
Accession No. 0000912744-02-000002


Janus Aspen Series
File No. 811-07736
Form N-30D
Filed via EDGAR and accepted on February 20, 2002
Accession No. 0001012709-02-000319


Montgomery Funds III: Montgomery Variable Series-Growth Fund
File No. 811-08782
Form N-30D
Filed via EDGAR and accepted on March 7, 2002
Accession No. 0000912057-02-008993


The Prudential Series Fund, Inc.
File No. 811-03623
Form N-30D
Filed via EDGAR and accepted on March 4, 2002
Accession No. 0000950109-02-001115


SAFECO Resource Series Trust
File No. 811-04717
Form N-30D
Filed via EDGAR and accepted on February 28, 2002
Accession No. 0000912057-02-008192

Schwab Annuity Portfolios
File No. 811-08314
Form N-30D
Filed via EDGAR and accepted on March 4, 2002
Accession No. 0000950149-02-000423

Scudder Variable Life Investment Fund
File No. 811-04257
Form N-30D
Filed via EDGAR and accepted on February 22, 2002
Accession No. 0000088053-02-000218

Strong Variable Insurance Funds, Inc.: Schafer Value Fund II
File No. 811-06553
Form N-30D
Filed via EDGAR and accepted on March 5, 2002
Accession No. 0000940180-02-000494

Morgan Stanley Universal Institutional Funds
File No. 811-07607
Form N-30D
Filed via EDGAR and accepted on March 6, 2002
Accession No. 0000912057-02-008784